(Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                                 RYDEX ETF TRUST
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                                RYDEX ETF TRUST

Dear Shareholder:

     As most of you are already aware, Albert P. "Skip" Viragh, Jr. died of cancer in December, 2003. Mr. Viragh was the founder and controlling shareholder of Rydex Investments (the "Advisor"), the investment adviser to the Rydex family of mutual funds. Upon Mr. Viragh's death, ownership of Mr. Viragh's interest in the Advisor transferred to certain beneficiaries of his estate. This transaction resulted in a change of control at the Advisor, which in turn caused the termination of each of the investment advisory agreements between the Advisor and each of the Rydex funds, including the Rydex ETF Trust (the "Trust").

     As a result, a Special Meeting of Shareholders (the "Meeting") of the Trust has been scheduled for Friday, April 30, 2004. Since you are a shareholder of record of the Rydex S&P Equal Weight ETF Fund (the "ETF"), a series of the Trust, as of the close of business on March 2, 2004 you are entitled to vote at the Shareholder Meeting.

     At the Meeting, you are being asked to approve a new advisory agreement with the Advisor under substantially the same terms as the previous advisory agreement. No fee increase will result from approving the new advisory agreement. In addition, you are being asked to approve the election of trustees to the Board of Trustees of the Trust.

     I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. The current Board of Trustees has unanimously approved each of the proposals and recommends a vote "For" each.

     While you are, of course, welcome to join us at the meeting, it is not necessary. As a convenience we have created several options by which to vote your shares:

     o The Internet: Follow the instructions located on your proxy card and make sure it is available at the time you plan to vote

     o Touch-Tone Phone: The phone number is located on your proxy card and be sure you have your control number on the card at the time of the call.

     o By Mail: Simply execute your card and enclose it in the postage paid envelope found in this proxy package.

                             EVERY VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

     The Trust has engaged the services of Investor Connect(TM), a professional proxy solicitation agent, to assist shareholders through the voting process. As the Meeting approaches and you have not yet voted, Investor Connect(TM) may contact you to remind you to vote your shares in order to be represented at the Meeting. If you should have any questions about the proxy statement or the execution of your vote, please contact Investor Connect(TM) at 800-870-0089. They will be happy to assist you.

     We appreciate your time and consideration.

                                     Sincerely,


                                     Carl G. Verboncoeur
                                     President, Rydex ETF Trust

                      VERY IMPORTANT NEWS FOR SHAREHOLDERS

     We recommend that you read the complete Proxy Statement. For your convenience, we have provided a brief overview of the proposals to be voted on at the Meeting.

                              QUESTIONS AND ANSWERS

Q.   Why am I receiving this Proxy Statement?

A. You are receiving these proxy materials -- a booklet that includes the Proxy Statement and a proxy card -- because you have the right to vote on these important proposals concerning your investment in the ETF. These proposals relate to actions that need to be taken in response to the recent death of Albert P. "Skip" Viragh, Jr., the founder and controlling shareholder of Rydex Investments (the "Advisor") the investment adviser to the ETF.

Q.   Why am I being asked to vote on a new advisory agreement?

A. The Investment Company Act of 1940 (the "1940 Act"), the law that regulates mutual funds, requires an investment advisory agreement between an investment adviser and a fund to terminate whenever there is a change in control of the investment adviser. After an investment advisory agreement terminates, shareholders are required to approve a new agreement between an investment adviser and the fund.

     The Advisor is owned entirely by the 2003 Dynamic Irrevocable Trust (the "Viragh Family Trust"). Prior to his death on December 11, 2003, Mr. Viragh controlled the Viragh Family Trust. Upon Mr. Viragh's death, there was a change of control of the Viragh Family Trust. This change of control of the Viragh Family Trust resulted in a change of control of the Advisor, which in turn resulted in the termination of the investment advisory agreement between the Advisor and the Trust (the "Old Agreement").

     On February 13, 2004, the Board approved a new advisory agreement for the Trust (the "New Agreement"), under which, subject to its approval by the ETF's shareholders, the Advisor will continue serve as investment adviser to the ETF. The Advisor's fee rate for its services to the ETF under the New Agreement is the same as its fee rate under the corresponding Old Agreement. The other terms of the New Agreement are similar to those of the Old Agreement.

Q.   How does the change in control of the Advisor affect me?

A. Other than the change in the ownership, the operations of the Advisor, the fees payable to the Advisor and the persons responsible for the day-to-day investment management of the ETF remain unchanged. The current management of the Advisor has assured the Board that there will be no reduction or other significant change in the nature or quality of the investment advisory services to the ETF as a result of the change in ownership.

Q.   Who has been managing the ETF since the termination of the Old Agreement?

A. During the period between the termination of the Old Agreement and the approval of the New Agreement by shareholders (the "Interim Period"), the Advisor has continued to provide investment advisory services to the ETF pursuant to an interim agreement between the Advisor and the Trust that was approved by the Board at a special meeting it held shortly after Mr. Viragh's death (the "Interim Agreement"). The Interim Agreement is identical in all respects -- including fees to be paid to the Advisor -- to the corresponding Old Agreement, except for the time period covered by the agreement. With respect to the ETF, the New Agreement will replace the Interim Agreement upon approval by shareholders.

Q.   What happens if the New Agreement is not approved?

A. If the shareholders of the ETF do not approve the New Agreement with the Advisor, the Board will take such further action as it deems in the best interests of the shareholders of the ETF.

Q.   What is happening to the Trust's Board of Trustees?

A. The Trust is seeking to add Carl G. Verboncoeur, Mr. Viragh's successor as Chief Executive Officer of the Advisor, to the Board of Trustees (the "Board") of the Trust to fill the vacancy created by Mr. Viragh's death. Similar to Mr. Viragh's former status, Mr. Verboncoeur is considered an "interested person" (as that term is defined in the 1940 Act) of the Trust because of his employment by the Advisor. In addition to Mr. Verboncoeur, the current members of the Board additionally have been proposed for reelection to the Board (together with Mr. Verboncoeur, the "Proposed Trustees"). With the exception of Mr. Verboncoeur, each of the Proposed Trustees would be considered an "Independent Trustee" of the Trust.

Q.   Why am I being asked to vote on the election of the Proposed Trustees?

A. The existing Trustees could appoint Mr. Verboncoeur to the Board directly, without seeking shareholder approval. However, the 1940 Act provides that trustees may not fill vacancies unless thereafter at least two-thirds of the trustees have been elected by shareholders. Since a shareholder vote is required to approve the New Agreement, the Board has proposed that shareholders elect all of the proposed Trustees. The Board believes that it is in shareholders' best interest to have a Board that is composed entirely of elected trustees, in order to provide the Board with maximum flexibility to appoint additional trustees in the future, without the costs and delays associated with holding a special shareholders' meeting to do so.

Q.   How do the current Trustees suggest that I vote?

A. After careful consideration, the Trustees unanimously recommended that you vote "FOR" each of the proposals contained in the Proxy Statement. Please see "Board Recommendations" with respect to each proposal for a discussion of the Board's considerations in making such recommendations.

Q.   Will my vote make a difference?

A. Yes. Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of the ETF. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.   I'm a small investor. Why should I bother to vote?

A. Every vote is important. If numerous shareholders just like you fail to vote, the ETF may not receive enough votes to go forward with the meeting. If this happens, the ETF will need to solicit votes again.

Q.   How do I place my vote?

A. You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods.

Q.   Whom do I call if I have questions?

A. We will be happy to answer your questions about this proxy solicitation. Please call Investor Connect(TM) at 1-800-870-0089 between 9:00 a.m. and 10:00 p.m., Eastern Time, Monday through Friday.

                   PROMPT EXECUTION AND RETURN OF THE ENCLOSED
                   PROXY CARD IS REQUESTED. A SELF-ADDRESSED,
                   POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR
                 CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO
                  VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD
                   YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                 RYDEX ETF TRUST

                         9601 Blackwell Road, Suite 500
                               Rockville, MD 20850

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON FRIDAY, APRIL 30, 2004

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Rydex ETF Trust's (the "Trust") Rydex S&P Equal Weight ETF (the "ETF") will be held at the offices of Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, MD 20850 on Friday, April 30, 2004 at 4:30 p.m. Eastern Time.

     At the Meeting, shareholders of record (the "Shareholders") will be asked to consider and act on the following proposals:

Description of proposal:
------------------------

1. To consider and vote on the election of Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville, Roger Somers and Carl G. Verboncoeur as trustees of the Trust.

2. The approval of a new investment advisory agreement between Rydex ETF Trust and PADCO Advisors II, Inc.

3.   Any other business properly brought before the Meeting.

     All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you can vote quickly and easily by mail, by Internet, by telephone or in person so that the Meeting may be held and a maximum number of shares may be voted. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

     Shareholders of record at the close of business on March 2, 2004 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     For a free copy of the Trust's most recent annual report (and most recent semi-annual report succeeding the annual report, if any), Shareholders may call 1-800-820-0888 or write to the Trust at 9601 Blackwell Road, Suite 500, Rockville, MD 20850.

                                  By Order of the Board of Trustees


                                  Carl G. Verboncoeur
                                  President, Rydex ETF Trust

                                  March 8, 2004

                                 RYDEX ETF TRUST

                         9601 Blackwell Road, Suite 500
                               Rockville, MD 20850

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON FRIDAY, APRIL 30, 2004

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Rydex ETF Trust (the "Trust") for use at the Special Meeting of Shareholders to be held on April 30, 2004 at 4:30 p.m. Eastern Time at the offices of Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, MD 20850, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the Trust's Rydex S&P Equal Weight ETF (the "ETF") of record at the close of business on March 2, 2004 ("Shareholders") are entitled to vote at the Meeting. The proxy card and this Proxy Statement are being mailed to Shareholders on or about March 8, 2004.

     As of March 2, 2004, the ETF had 2,001,000 units of beneficial interest ("shares") issued and outstanding.

                     INTRODUCTION AND GENERAL INFORMATION

     General Information. As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee that is an interested person of the Trust is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with the Trust's investment adviser, PADCO Advisors II, Inc., the Trust's principal underwriter or any of their affiliates. PADCO Advisors II, Inc., together with its affiliate, PADCO Advisors, Inc. operates as Rydex Investments (the "Advisor"). Trustees that are not interested persons of the Trust are referred to in this proxy statement as "Independent Trustees."

     The Trust is organized as a Delaware statutory trust and, as such, is not required to hold annual meetings of Shareholders. The Board has called the Meeting in order to permit the Shareholders to consider and vote on the Proposals set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust at 9601 Blackwell Road, Suite 500, Rockville, MD 20850 or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the meeting.

     The Trust has engaged the services of Investor Connect(TM), a professional proxy solicitation agent, to solicit proxies for the Meeting. Investor Connect(TM) is responsible for, among other things, soliciting brokers, custodians, nominees and fiduciaries and performing other proxy solicitation services. The anticipated cost of these services is approximately $2,500, and will be borne by the Trust. Should Shareholders require additional information regarding any of the proposals contained in the Proxy Statement, or replacement proxy cards, they may contact Investor Connect(TM) at 1-800-870-0089.

     In addition to the solicitation of proxies by mail, the Board and officers of the Trust, as well as employees of Investor Connect(TM), may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. Shares represented by duly executed proxies will be voted in accordance with the instructions given. All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card.

     Quorum and Meeting Adjournments. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. One-third
(33 1/3%) of the Trust's shares entitled to vote on a proposal constitutes a quorum. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote against the proposal.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more Proposals are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such proposal, against such an adjournment.

     Vote Required to Approve Proposals. If a quorum is present at the Meeting, the following represents the votes required for the approval of the Proposals. With respect to Proposal 1, a plurality of the Trust's shares voted shall elect a Trustee. The approval of Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the Trust. Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the vote of a "majority of the outstanding voting securities" of the Trust means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

             DISCUSSION OF PROPOSAL 1: ELECTION OF BOARD OF TRUSTEES

Proposal 1. TO CONSIDER AND VOTE ON THE ELECTION OF COREY A. COLEHOUR, J.
            KENNETH DALTON, JOHN O. DEMARET, PATRICK T. MCCARVILLE, ROGER SOMERS AND CARL G. VERBONCOEUR AS TRUSTEES OF THE TRUST.

     It is proposed that Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville, Roger Somers and Carl G. Verboncoeur (the "Proposed Trustees") be elected at the Meeting to serve as Trustees of the Trust. With the exception of Mr. Verboncoeur, each of the Proposed Trustees is currently on the Board of the Trust. The Trust is seeking to add Mr. Verboncoeur, Mr. Viragh's successor as Chief Executive Officer of the Advisor, to its Board to fill the vacancy created by Mr. Viragh's death.

     Similar to Mr. Viragh's former status, Mr. Verboncoeur is considered an "interested person" (as that term is defined in the 1940 Act) of the Trust because of his employment with the Advisor. With the exception of Mr. Verboncoeur, each of the other Proposed Trustees would be considered an "Independent Trustee" of the Trust. Together, the Proposed Trustees will comprise the entire Board of the Trust and serve until their successors have been duly elected or appointed, as applicable, or until their earlier resignation or removal. The names and ages of the Proposed Trustees, their principal occupations during the past five years and certain of their other affiliations are provided below. Mr. Verboncoeur currently serves as President of the Trust, and would continue to serve in such capacity if elected at the Meeting. No other Proposed Trustee will serve as an officer of the Trust. Each of the Proposed Trustees has agreed to serve if elected at the Meeting. It is the intention of the persons designated as proxies, unless otherwise directed therein, to vote at the Meeting for the election of the Proposed Trustees named below. If any Proposed Trustee is unable or unavailable to serve, the persons named as proxies will vote for such other person(s) as the Board may recommend.

     The Board has overall responsibility to manage and control the business affairs of the Trust, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Trust's business. The Trustees serve on the Board for terms of indefinite duration. A Trustee's position in that capacity will terminate if he or she is removed, resigns or is subject to various disabling events such as death or incapacity. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, subject to the provisions of the 1940 Act. A Trustee may be removed either by (a) the vote or written consent of at least two-thirds of the Trustees not subject to the removal vote or (b) the vote or written consent of Shareholders holding not less than two-thirds of the Trust's outstanding shares.

     The Board held four regular meetings, and one special meeting, during the the Trust's most recent fiscal year. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served.

Information about the Proposed Trustees

     Listed below, for each Proposed Trustee, are their names and ages, as well as their positions and length of service with the Trust, principal occupations during the past five years, the number of portfolios in the Rydex fund complex that they oversee, and any other directorships held by the Proposed Trustee. The business address of each Proposed Trustee is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

                        Independent Proposed Trustees:

                                                                                           Number of
                                                                                            Funds in
                                                                                           Rydex Fund
                                                          Principal Occupation(s)           Complex            Other
 Name and Age   Position   Length of Time Served            During Past 5 Years            Overseen*       Directorships
--------------  --------   ---------------------  -------------------------------------    ----------  ---------------------
Corey A.         Trustee  Rydex ETF Trust (2003   Senior Vice President of Marketing of       80         Trustee of Rydex
Colehour                  to present)             Schield Management Company, a                        Series Funds (1993 to
(58)                                              registered investment advisor (1985                     present); Rydex
                                                  to present).                                            Dynamic Funds,
                                                                                                      (1999 to present); and
                                                                                                       Rydex Variable Trust
                                                                                                        (1998 to present)+

J. Kenneth       Trustee  Rydex ETF Trust (2003   Mortgage Banking Consultant and             80         Trustee of Rydex
Dalton (63)               to present)             Investor, The Dalton Group, a real                   Series Funds (1995 to
                                                  estate company (1995 to present).                       present); Rydex
                                                                                                          Dynamic Funds,
                                                                                                      (1999 to present); and
                                                                                                       Rydex Variable Trust
                                                                                                        (1998 to present)+

                                                                                               Number of
                                                                                                Funds in
                                                                                               Rydex Fund
                                                              Principal Occupation(s)           Complex            Other
  Name and Age    Position   Length of Time Served             During Past 5 Years            Overseen*       Directorships
  ------------    --------   ---------------------   --------------------------------------   ---------   ---------------------
John O.             Trustee  Rydex ETF Trust (2003   Founder and Chief Executive Officer,         81         Trustee of Rydex
Demaret (64)                 to present)             Health Cost Controls America,                         Series Funds (1997 to
                                                     Chicago, Illinois (1987 to 1996) sole                    present); Rydex
                                                     practitioner as an attorney, Chicago,                 Variable Trust (1998
                                                     Illinois (1984 to 1987); General                       to present)+; Rydex
                                                     Counsel for the Chicago Transit                          Dynamic Funds,
                                                     Authority (1981 to 1984); Senior                       (1999 to present);
                                                     Partner, O'Halloran, LaVarre &                        Rydex Variable Trust
                                                     Demaret, Northbrook, Illinois (1978 to                 (1998 to present)+;
                                                     1981).                                               and Rydex Capital
                                                                                                          Partners Sphinx Fund
                                                                                                          (2003 to present)

Patrick T.          Trustee  Rydex ETF Trust (2003   Founder and Chief Executive Officer,         80         Trustee of Rydex
McCarville (61)              to present)             Par Industries, Inc., Northbrook,                     Series Funds (1997 to
                                                     Illinois (1977 to present).                              present); Rydex
                                                                                                              Dynamic Funds,
                                                                                                          (1999 to present); and
                                                                                                           Rydex Variable Trust
                                                                                                            (1998 to present)+

Roger Somers        Trustee  Rydex ETF Trust (2003   President, Arrow Limousine (1963 to          80         Trustee of Rydex
  (59)                       to present)             present).                                             Series Funds (1997 to
                                                                                                              present); Rydex
                                                                                                              Dynamic Funds,
                                                                                                          (1999 to present); and
                                                                                                           Rydex Variable Trust
                                                                                                            (1998 to present)+

                         Interested Proposed Trustee:

                                                                                                   Number of
                                                                                                    Funds in
                                                                                                   Rydex Fund
                                                                    Principal Occupation(s)         Complex
Name and Age   Position         Length of Time Served                 During Past 5 Years          Overseen*    Other Directorships
------------  ---------  ---------------------------------  -------------------------------------  ----------  --------------------
Carl G.       President  Rydex ETF Trust (2003 to present)  Chief Executive Officer of Rydex          80       Proposed Trustee of
Verboncoeur      and                                        Fund Services, Inc., PADCO Advisors,               Rydex Series Funds;
(51) **        Proposed                                     Inc., PADCO Advisors II, Inc., Rydex                  Rydex Dynamic
               Trustee                                      Distributors, Inc. (2003 to present);             Funds; Rydex Variable
                                                            Executive Vice President of Rydex                     Trust (1998 to
                                                            Fund Services, Inc. (2000 to 2003)                       present)+
                                                            and Rydex Capital Partners (2003 to
                                                            present); Vice President of Rydex
                                                            Fund Services, Inc., Rydex
                                                            Distributors, Inc., (1997 to 2003) and
                                                            Rydex Capital Partners Sphinx Fund
                                                            (2003 to present).

 +Each Trustee had previously served on the board of the Rydex Advisor Variable
  Annuity Account, the predecessor to the Rydex Variable Trust.

 *The number of funds is based on each currently operating series of the registered investment companies within the Rydex fund complex that a Trustee currently oversees, or that a Proposed Trustee would oversee if elected. These funds are all advised by the Advisor, and also share a common principal underwriter.

**Mr. Verboncoeur would be considered an "interested person" (as that term is defined in the 1940 Act) of the Trust because of his employment as Chief Executive Officer of the Advisor and principal underwriter.

     Fund Shares Owned by Proposed Trustees. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the ETF and in the aggregate across all Funds as of December 31, 2003. Dollar amount ranges disclosed are set forth as established by the Securities and Exchange Commission (the "SEC" or the "Commission"). "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act").

Independent Proposed Trustees:

                                                       Aggregate Dollar Range
                                                      for all Funds Overseen by
Name                     Dollar Range of ETF Shares       Proposed Trustee
----                     --------------------------   -------------------------
Corey A. Colehour                    $0                   $50,001-$100,000
J. Kenneth Dalton                    $0                          $0
John O. Demaret                      $0                     over $100,000
Patrick T. McCarville                $0                   $50,001-$100,000
Roger Somers                         $0                     over $100,000

Interested Proposed Trustees:

                                                        Aggregate Dollar Range
                                                      for all Funds Overseen by
Name                         Dollar Range of ETF          Proposed Trustee
----                         -------------------      -------------------------
Carl G. Verboncoeur                 $0                    $50,001-$100,000

     Board Compensation. The aggregate compensation paid by the Trust to each of its Trustees serving during the most recently completed Trust fiscal year, is set forth in the table below. No pension or retirement benefits are accrued as part of the ETF's expenses. Interested Trustees receive no compensation from the Trust for service as a Trustee.

Independent Proposed Trustees:

                                   Compensation from     Total Compensation from
Name                                Rydex ETF Trust*         Fund Complex++
----                               -----------------     -----------------------
Corey A. Colehour .............          $1,500                  $65,500
J. Kenneth Dalton .............          $1,500                  $65,500
Roger Somers ..................          $1,500                  $65,500
John O. Demaret ...............          $1,500                  $65,500
Patrick T. McCarville .........          $1,500                  $65,500

-----------
*  Represents compensation for fiscal year ended October 31, 2003.

++ Represents total compensation for service as Trustee of the Rydex Series
   Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust and, with respect to Mr. Demaret, compensation for service as Trustee of the Rydex Capital Partners SPhinX Fund.

Board Standing Committees

     Audit Committee. The Board of the Trust has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. Mr. Dalton currently serves as chairman of the Audit Committee and Messrs. Colehour, Demaret, McCarville, and Somers currently serve as members of the Audit Committee. The Audit Committee operates under a written charter approved by the Board. The Audit Committee is responsible for the selection of the Trust's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee meets periodically, as necessary, and met four times during the Trust's most recently completed fiscal year.

     Nominating Committee. The Board currently does not have a standing nominating committee. The Board is generally responsible for the nomination of persons for election to the Board, with the selection and nomination of the Trustees who are not "interested persons" of the Trust committed to the discretion of the Independent Trustees. The Board does not believe that is necessary to have a separate nominating committee at this time, given the fact that all of the current members of the Board are Independent Trustees. The Board will, however, consider establishing a nominating committee in the future. If the Board establishes a nominating committee, it would determine whether to, among other things, prepare a written charter for the committee, identify the process to be followed by the committee in identifying and evaluating nominees (including those recommended by Shareholders), and specify minimum qualifications for any committee-recommended nominees.

Communications with the Board

     Shareholders wishing to submit written communications to the Board should send their communications c/o Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, MD 20850. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Board Recommendation on Proposal 1

     Each of the Proposed Trustees who currently serve on the Board have had distinguished careers in accounting, finance, marketing and other areas and have during their current tenure as Trustees brought, and expect to continue to bring, a wide range of expertise to the Board and the oversight of the Trust. In its deliberations regarding the nomination of Mr. Verboncoeur, the Board considered various matters related to the management and long-term welfare of the Trust. The Board considered, among other factors, the benefits that a Board member who understands the operations of the Trust and is exposed to the wide variety of issues that arise from overseeing the ETF on a day-to-day basis would bring to the Board. The Board gave considerable weight to its expectation that the Trust will benefit from

Mr. Verboncoeur's experience. At its meeting on December 16, 2003, based on its deliberations on and evaluation of the Proposed Trustees, the Board, including all of the independent Trustees, unanimously agreed to nominate Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville, Roger Somers and Carl G. Verboncoeur to serve as Trustees of the Trust and to recommend the approval of each of the Proposed Trustees to shareholders.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" EACH OF THE PROPOSED TRUSTEES SET FORTH IN PROPOSAL 1.

              DISCUSSION OF PROPOSAL 2: APPROVAL OF NEW INVESTMENT
                               ADVISORY AGREEMENT

     The 1940 Act, which regulates investment companies such as the Trust, requires an investment advisory agreement between an investment adviser and an investment company to terminate whenever there is a change in control of the investment company's investment adviser. After an investment advisory agreement terminates, shareholders are required to approve a new agreement between an investment adviser and the investment company. For the reasons discussed below, the Board recommends that Shareholders vote "FOR" the approval of each of the new agreements.

Information Regarding the Change in Control of the Advisor

     The Advisor is owned entirely by the 2003 Dynamic Irrevocable Trust (the "Viragh Family Trust"). Prior to his death on December 11, 2003, Mr. Viragh controlled the Viragh Family Trust. Upon Mr. Viragh's death, control of the Viragh Family Trust transferred to its trustees, Mark S. Viragh, Katherine A. Viragh and Roger E. Young. This change in control of the Viragh Family Trust resulted in a change in control of the Advisor, which in turn resulted in the termination of the investment advisory agreement between the Advisor and the Trust (the "Old Agreement").

The Interim Advisory Agreement

     During the period between the termination of the Old Agreement and the approval of the new agreement by shareholders (the "Interim Period"), the Advisor has continued to provide investment advisory services to the ETF pursuant to an interim agreement between the Advisor and the Trust that was approved by the Board at a special meeting held on December 16, 2003, shortly after Mr. Viragh's death (the "Interim Agreement"). The Interim Agreement is identical in all respects -- including fees to be paid to the Advisor -- to the Old Agreement, except for the time periods covered by the agreements. The interim agreement provides for a termination date no greater that 150 days from the date of the termination of the Old Agreement, or upon approval of a new advisory agreement by shareholders, whichever is shorter.

The New Advisory Agreement

     On February 13, 2004, the Board approved a new advisory agreement for the Trust (the "New Agreement"), under which, subject to its approval by the ETF's shareholders, the Advisor will continue to serve as investment adviser to the ETF. The Advisor's fee rate for its services to the ETF under the New Agreement is the same as its fee rate under the corresponding Old Agreement. More detailed information regarding the Advisor's fee rate is contained in the discussion below.

     Board Considerations in Approving the Advisory Agreement. The Old Agreement has been in place between the Trust and the Advisor since the time of the Trust's original creation and organization. The Old Agreement had an initial term of two years, after which the continuance of the Old Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders; and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Old Agreement was still in its initial term at the time of its termination.

     At a meeting held on August 25, 2003, Mr. Viragh discussed in executive session the plans for the continuation of the Advisor's business and operations following his death, including (i) the planned transfer of his interest in the Viragh Family Trust and the impact of the resulting change in control; (ii) information regarding the individuals who would be named as trustees of the Viragh Family Trust and who would subsequently control the Advisor; (iii) his intention to appoint Mr. Verboncoeur to succeed him as Chief Executive Officer of the Advisor and its affiliates; and (iv) other related matters of interest to the Board. Other ETF service providers also provided the Board with additional information at the meeting.

     At its meeting on February 13, 2004, the Advisor affirmed that there were no material changes to the information that was provided to the Board when the Old Agreement was originally approved in January 2003, and provided updated additional information regarding the Advisor's operations and services provided to the ETF. The Board also requested and received information regarding the terms of the New Agreement, and were satisfied that the terms of the New Agreement set forth materially similar rights, duties and obligations on the Advisor with regard to its services to the Trust and provided at least the same level of protection to the Trust and its shareholders as the Old Agreement. The Board also considered the fact that the Advisor's fee rate for its services to the ETF under the New Agreement would be the same as its fee rate under the Old Agreement. Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that the terms of the New Agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the ETF; and (c) agreed to approve the New Agreement for an initial term of two years, subject to the approval of the New Agreement by shareholders, and to recommend the approval of the New Agreement to shareholders.

     Description of the Terms of the New Agreement. A form of the New Agreement is attached to this proxy statement as Exhibit A. The New Agreement provides that the Advisor's fee rate with respect to the ETF will remain unchanged from the fee rate contained in its corresponding Old Agreement. With respect to the duration of the New Agreement, the New Agreement provides that unless terminated as provided therein, the New Agreement shall continue for an initial term of two years. Thereafter, the New Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders; and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The New Agreement provides for automatic termination, without the payment of any penalty, in the event of its assignment (as defined by the 1940 Act).

     Pursuant to the New Agreement, the Advisor will act as investment adviser to the ETF. The New Agreement requires the Advisor to:

     o provide the ETF with investment research, advice and supervision and furnish continuously an investment program for the ETF, consistent with the respective investment objectives and policies of the ETF;

     o determine, in its discretion and without prior consultation, what securities shall be purchased for the ETF, what securities shall be held or sold by the ETF and what portion of the ETF's assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on file with the Commission;

     o discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the ETF's prospectus and applicable laws and regulations;

     o    vote any proxies for ETF securities;

     o provide the Trust, and any other agent designated by the Trust, with records concerning the Advisor's activities which the ETF is required to maintain; and

     o provide other reports reasonably requested by the Trust's officers and Board concerning the Advisor's discharge of the foregoing responsibilities.

     The New Agreement also authorizes the Advisor to select the brokers or dealers that will execute the purchases and sales of securities of the ETF and directs the Advisor to use its best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board, the Advisor also may effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the ETF.

     Under the terms of the New Agreement, the Advisor agrees to render its services and to provide, at its own expense, the office space, furnishings, equipment and personnel required by it to perform the services on the terms and for the compensation provided therein, as discussed in further detail below. The New Agreement provides that the Adviser shall indemnify and hold harmless the Trust against losses by reason of or arising out of the Advisor being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the ETF's Registration Statement or any written guidelines or instruction provided in writing by the Board, or the Advisor's willful misfeasance, bad faith or gross negligence generally in the performance of its duties under or its reckless disregard of its obligations and duties.

     Differences Between the Old Agreement and the New Agreement. The original form of the Old Agreement was created in 1993 at the time of the organization of the Rydex Series Funds, another investment company within the Rydex family of funds. The Old Agreement for each of the subsequent Rydex trusts that were created -- including the Rydex ETF Trust in 2003 -- were each identical in all material respects to that of the 1993 form of agreement. The primary rationale for using the 1993 form of agreement was to have a consistent agreement, with materially equivalent contractual obligations, across all of the trusts within the Rydex family of funds.

     Since 1993, industry best practices and regulatory requirements have evolved, as has the course of dealing between the Board, on behalf of the Trust, and the Advisor. The New Agreement is designed to memorialize these practices and regulatory requirements. The following bullet points summarize the material differences between the New Agreement and the Old Agreement:

     o Incorporation of a single comprehensive schedule that sets forth each ETF covered by the agreement and the advisory fees payable for each under the agreement.

     o Restatement and expansion of the Advisor's duties as investment adviser to the Trust, including specific requirements with respect to compliance, proxy voting, recordkeeping and Board reporting.

     o Restatement and expansion of the Advisor's duties and obligations with respect to fund portfolio transactions, best execution and affiliated brokerage transactions.

     o Inclusion of specific representations and warranties made by the Advisor to the Trust, designed to contractually obligate the Advisor to do the things it is required to do by law (however, none of these representations or warranties represent a change in conduct or create additional duties on the Advisor);

     o Inclusion of a license to the Trust to use the name "Rydex" in any fund name. The name "Rydex" is a protected mark registered to PADCO Advisors, Inc.

     o Change in jurisdiction of governing law from Maryland to Delaware. Because the Trust is organized as a Delaware statutory trust, interpreting the agreements under Delaware law ensures that the key protections of the Delaware statutory trust law (i.e., limitations on liability for the Board and shareholders, treatment of the ETF as a separate entity with respect to assets and liabilities) would be enforced in the event of litigation.

     The Board, on behalf of the Trust, determined after reasonable consideration that the differences between the New Agreement and the Old Agreement do not materially change the current arrangements between the Advisor and the Trust. Furthermore, the Board believes that the differences, particularly the change in jurisdiction, may provide the Trust and its shareholders with additional protections.

     Information About the Advisor. PADCO Advisors II, Inc. serves as the investment adviser to the Trust. PADCO Advisors II, Inc., together with its affiliate PADCO Advisors, Inc. operates as Rydex Investments. PADCO Advisors II, Inc., is organized as a Maryland corporation with its principal place of business at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Viragh Family Trust owns a controlling interest in PADCO Advisors II, Inc., as its sole shareholder.

     The name, address and principal occupation of the principal executive officers of PADCO Advisors II, Inc. are listed below:

Name                        Title                  Principal Occupation
----                 -----------------  ----------------------------------------
Carl G. Verboncoeur  President, Chief   President, Chief Executive Officer and
                     Executive Officer  Treasurer PADCO Advisors, Inc.; PADCO
                     and Treasurer      Advisors II, Inc.; Rydex Fund Services,
                                        Inc.; and Rydex Distributors, Inc.
                                        Executive Vice President and Treasurer,
                                        Rydex Capital Partners I and Rydex
                                        Capital Partners II.

Michael P. Byrum     Executive Vice     Executive Vice President and Chief
                     President, Chief   Operating Officer, PADCO Advisors, Inc.;
                     Operating Officer  PADCO Advisors II, Inc.; Rydex Fund
                     and Secretary      Services, Inc.; and Rydex Distributors,
                                        Inc. President and Secretary, Rydex
                                        Capital Partners I and Rydex Capital
                                        Partners II.

Robert M. Steele     Executive Vice     Executive Vice President, PADCO
                     President          Advisors, Inc.; PADCO Advisors II, Inc.;
                                        Rydex Fund Services; Rydex Distributors,
                                        Inc.; Rydex Capital Partners I; and
                                        Rydex Capital Partners II.

     The address for each of the above individuals is c/o Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

     The Old Agreement between the Advisor and the Trust was dated April 11, 2003 and was approved by the sole shareholder of the Trust on January 30, 2003 in conjunction with the Trust's original creation and organization. The Old Agreement had been in effect from April 11, 2003 through its termination upon the change in control of the Advisor on December 11, 2003. The terms of the New Agreement, other than compensation, which is discussed below, are described in the section above entitled "Description of the Terms of the New Agreement." The New Agreement provides that, in addition to bearing its own costs of providing advisory services thereunder, the Advisor has agreed to pay all other expenses incurred by the Trust except for interest, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. This provision of the New Agreement is the same as the Old Agreement. A form of the New Agreement between the Trust and the Advisor is included as Exhibit A to this Proxy Statement.

     The table below provides, with respect to the ETF, (i) the Advisor's annual rate of compensation under the New Agreement, stated as a percentage of the ETF's assets; (ii) the amount of advisory fees paid to the Advisor pursuant to the Old Agreement for the Trust's most recently completed fiscal year ended October 31, 2003; and (iii) amounts paid by the ETF to the Distributor for services provided pursuant to the Trust's distribution and shareholder services plan for the Trust's most recently completed fiscal year ended October 31, 2003. There were no brokerage commissions paid to the Distributor (or any other affiliate of the Advisor) during the Trust's most recently completed fiscal year ended October 31, 2003.

                                            Advisory  Fees Paid to  Fees Paid to
Fund                                        Fee Rate     Adviser    Distributor
----                                        --------  ------------  ------------
Rydex S&P Equal Weight ETF Fund .........      0.40%    $298,200         $0

Board Recommendation on Proposal 2

     At its meeting on February 13, 2004, based on its deliberations on and evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the New Agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the ETF; and (c) agreed to approve the New Agreement for an initial term of two years and to recommend the approval of the New Agreement to shareholders.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE "FOR" PROPOSAL 2.

              GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

Information about Trust Officers and Service Providers

     Principal Underwriter. Rydex Distributors, Inc., 9601 Blackwell Road, Suite 500, Rockville, MD 20850, serves as distributor and principal underwriter to the Trust.

     Administrator, Custodian and Transfer Agent. Bank of New York serves as Administrator, Custodian and Transfer Agent for the Trust. Its principal address is 101 Barclay Street, New York, New York 10286.

     Trust Officers. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as officers of the Trust. The business address of each officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. None of the officers receive compensation from the Trust for their services.

                                                          Principal Occupation(s)
Name and Age         Position   Length of Time Served       During Past 5 Years
------------         --------   ---------------------  ----------------------------
Carl G. Verboncoeur  President  Rydex ETF Trust        Chief Executive Officer of
(51)                            (2003 to present)      Rydex Fund Services, Inc.,
                                                       PADCO Advisors, Inc.,
                                                       PADCO Advisors II, Inc.
                                                       and Rydex Distributors, Inc.
                                                       (2003 to present); Executive
                                                       Vice President of Rydex
                                                       Fund Services, Inc. (2000 to
                                                       2003); Vice President of
                                                       Rydex Fund Services, Inc.
                                                       and Rydex Distributors, Inc.,
                                                       (1997 to 2003).

Nick Bonos              Vice    Rydex ETF Trust        Senior Vice President of
(40)                 President  (2003 to present)      Rydex Fund Services, Inc.
                        and                            (2003 to present); Vice
                     Treasurer                         President of Accounting of
                                                       Rydex Fund Services, Inc.
                                                       (2000 to 2002); Vice
                                                       President-Mutual Fund
                                                       Services, State Street Corp.
                                                       (1997 to 1999).

Robert M. Steele        Vice    Rydex ETF Trust        Executive Vice President of
(45)                 President  (2003 to present)      PADCO Advisors, Inc.,
                        and                            PADCO Advisors II, Inc.
                     Secretary                         and Rydex Fund Services
                                                       (2000 to present); Executive
                                                       (2000 to present) Vice
                                                       President of Rydex
                                                       Distributors, Inc. (1996 to
                                                       present); Vice President of
                                                       The Boston Company, Inc.,
                                                       an institutional money
                                                       management firm (1987 to
                                                       1994).

                                                           Principal Occupation(s)
Name and Age          Position   Length of Time Served       During Past 5 Years
------------         ---------   ---------------------  ----------------------------
Michael P. Byrum         Vice    Rydex ETF Trust        Chief Operating Officer and
(33)                  President  (2003 to present)      Executive Vice President of
                                                        PADCO Advisors, Inc.,
                                                        PADCO Advisors II, Inc.,
                                                        Rydex Fund Services and
                                                        Rydex Distributors, Inc.
                                                        (2003 to present); Executive
                                                        Vice President and Senior
                                                        Portfolio Manager of
                                                        PADCO Advisors, Inc. and
                                                        PADCO Advisors II, Inc.
                                                        (1993 to 2003); Secretary of
                                                        Rydex Distributors, Inc.
                                                        (1996 to present).

Joanna M. Haigney     Assistant  Rydex ETF Trust        Vice President of
(37)                  Secretary  (2003 to present)      Compliance of Rydex Fund
                                                        Services, Inc. (2000 to
                                                        present); Vice President
                                                        Fund Administration, Chase
                                                        Global Funds Services Co., a
                                                        division of Chase Manhattan
                                                        Bank N.A. (1994 to 1999).

Information about the Audit Committee

     Audit Committee Responsibilities. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust's service providers that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters.

     Selection of Independent Auditors. The Audit Committee and the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Trust for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

     Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Trust's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $20,000 for Rydex ETF Trust's fiscal year period from April 24, 2003 (commencement of operations) to October 31, 2003.

     Audit-Related Fees. PwC did not render any assurance or related services to the Trust for the fiscal year period from April 24, 2003 (commencement of operations) to October 31, 2003.

     Tax Fees. PwC did not render any tax compliance, tax advice or tax planning services to the Trust for the fiscal year period from April 24, 2003 (commencement of operations) to October 31, 2003. Over this same period, PwC did not render any such tax services to the Advisor and certain entities controlled by, or under common control with the Advisor that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the ETF.

     All Other Fees. PwC did not bill for other products and services, other than the services reported above, for the fiscal year period from April 24, 2003 (commencement of operations) to October 31, 2003. Over this same period, PwC did not render other services to the Advisor and certain entities controlled by, or under common control with the Advisor that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the ETF.

     Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC must be directly pre-approved by the Audit Committee.

     Aggregate Non-Audit Fees. The aggregate non-audit fees paid to PwC for professional services rendered by PwC for Rydex ETF Trust were $14,000 for the fiscal period from April 24, 2003 (commencement of operations) to October 31, 2003. Over this same period, PwC did not render services to the Advisor or certain entities controlled by, or under common control with the Advisor that provide ongoing services to the Trust, whose engagements relate directly to the operations and financial reporting of the ETF.

Shareholders Sharing the Same Address

     If two or more Shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the Shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call 1-800-820-0888 or forward a written request to the Trust at 9601 Blackwell Road, Suite 500, Rockville, MD 20850 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Beneficial Ownership Information

     As of March 2, 2004, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the shares of the ETF.

                        Number of   Percentage of       Name and Address of
Fund                      Shares     Fund Shares          Beneficial Owner
--------------------   ----------   -------------  -----------------------------
S&P Equal Weight ETF   2,000,000         99.95     Cede & Co.
                                                   Box 20 Bowling Green Station
                                                   New York, New York
                                                   10004-1408

Shareholder Proposals

     The Trust is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, MD 20850.

Other Matters

     The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

Annual and Semi-Annual Reports to Shareholders

     For a free copy of a Trust's most recent annual report (and most recent semi-annual report succeeding the annual report, if any), Shareholders may call 1-800-820-0888 or write to the Trust at 9601 Blackwell Road, Suite 500, Rockville, MD 20850.

Other Business

     The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time on such matters. No annual or other special meeting is currently scheduled for the Trust. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Meeting because inclusion and presentation are subject to compliance with certain federal regulations.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                                                       Exhibit A

                              ADVISORY AGREEMENT

     ADVISORY AGREEMENT made as of this ___th day of __________, 2004 by and between RYDEX ETF TRUST (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and PADCO ADVISORS II, INC., a Maryland corporation with its principal place of business at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 (the "Adviser").

                              W I T N E S S E T H

     WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1. The Adviser's Services.

          (a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

          (b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure the its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

          (c) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Fund's securities to the Adviser. So long as proxy voting authority for the Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

          (d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

          The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

          (e) Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

          (f) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

     2. Code of Ethics. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code, whether or not such violation relates to an security held by any Fund.

     3. Information and Reporting. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

          (a) Notification of Breach / Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

          (b) Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

          (c) Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

     4. Brokerage

          (a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

          (b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

          (c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

          (d) Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

     5. Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

     6. Allocation of Charges and Expenses. The Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the Trust except for interest, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

     7. Representations, Warranties and Covenants

          (a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

          (b) ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          (c) Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

          (d) Use Of The Name "Rydex". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

          (e) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

          (f) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

          (g) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

          (h) Representations. The representations and warranties in this
     Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by
     Section 3(a), whether or not specifically referenced in such report.

     8. The Name "Rydex". The Adviser grants to the Trust a sublicense to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the

Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on had at the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

     9. Adviser's Compensation. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

     The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     10. Independent Contractor. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     11. Assignment and Amendments. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

     This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     12. Duration and Termination

          (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

          (b) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

          (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

          (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

          Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

          In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

     13. Certain Definitions. For the purposes of this Agreement:

          (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     14. Liability of the Adviser. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

     15. Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     16. Limitation of Liability. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

     17. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

     18. Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

     19. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                  RYDEX ETF TRUST, on behalf of each Fund
                                  listed on Schedule A

                                  By:___________________________________________
                                     Name:  Carl G. Verboncoeur
                                     Title: President


                                  PADCO ADVISORS II, INC.

                                  By:___________________________________________
                                     Name:  Carl G. Verboncoeur
                                     Title: Chief Executive Officer

                                                                       Exhibit A


                                   SCHEDULE A
                                     to the
                               ADVISORY AGREEMENT
                             dated   , 2004 between
                                 RYDEX ETF TRUST
                                       and
                             PADCO ADVISORS II, INC.

     The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund                                                                       Rate
----                                                                       ----
Rydex S&P Equal Weight ETF ..........................................      0.40%

RYDEX
P.O. BOX 9132
HINGHAM, MA 02043-9132

RYDEX S&P EQUAL WEIGHT ETF                                                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                                                                                                     SPECIAL MEETING OF SHAREHOLDERS
                                                                             APRIL 30, 2004 - 4:30 P.M. EASTERN TIME (THE "MEETING")

The undersigned appoints Joanna Haigney, Nick Bonos and Mike Byrum, and each of them individually with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the above-referenced Fund
(the "Fund") held by the undersigned on March 2, 2004, at the Meeting, to be held at the offices of Rydex Investments, 9601
Blackwell Road, Suite 500, Rockville, MD 20850 at 4:30 P.M. Eastern Time and at any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Meeting are revoked.
The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated March 8, 2004.

                                                                                             PLEASE VOTE, DATE AND SIGN,
                                                                                         AND PROMPTLY RETURN THIS PROXY CARD
                                                                                         IN THE ENCLOSED ENVELOPE PROVIDED.

                                                                                            Dated: ______________________
                                                                                ____________________________________________________



                                                                                ____________________________________________________
                                                                                (Signature)                        (Sign in the Box)
                                                                                Please sign exactly as your name or names appear to
                                                                                the left. When shares are held by joint tenants,
                                                                                both should sign. When signing as attorney,
                                                                                executor, administrator, trustee, guardian or in any
                                                                                other representative capacity, please give full
                                                                                title as such. If signing for a corporation, please
                                                                                sign in full corporate name by authorized person. If
                                                                                a partnership, please sign in partnership name by
                                                                                authorized person.

                                                                                                                       RYDEX ETF MBD
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Please refer to the Proxy Statement for a discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, the Proxies shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

                                                     Please fill in box(es) as shown using black or blue ink or number 2 pencil. |X|
                                                     PLEASE DO NOT USE FINE POINT PENS.

1. Consider and vote on the following as trustees of the Trust:                    FOR all           WITHHOLD
   (01) Corey A. Colehour (02) J. Kenneth Dalton (03) John O. Demaret              nominees         authority
   (04) Patrick T. McCarville (05) Roger Somers and (06) Carl G. Verboncoeur    listed (except     to vote for
                                                                                 as marked to      all nominees
                                                                                 the contrary
                                                                                   at left)

                                                                                      [ ]               [ ]

___________________________________________________________________________________________
(Instruction: To withhold authority to vote for any individual nominee(s), write the number of the nominee(s) on the line above.)

                                                                                               FOR   AGAINST   ABSTAIN
2. Approve a new investment advisory agreement between Rydex S&P Equal Weight ETF and PADCO    [ ]     [ ]       [ ]
   Advisors II, Inc.
3. Any other business properly brought before the Meeting.

                                                    PLEASE SIGN ON REVERSE SIDE
                                                                                                                       RYDEX ETF MBD
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